                                                                   Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Connecticut Performing Arts, Inc. and Connecticut Performing Arts Partners dated March 21, 1997 (and to all references to our Firm) included in or made a part of this registration statement on Form S-4.

                                     /s/ ARTHUR ANDERSEN LLP
                                     ------------------------------
                                     ARTHUR ANDERSEN LLP



Hartford, Connecticut
February 8, 1999

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports on the consolidated financial statements of PACE Entertainment Corporation and subsidiaries dated December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 22, 1997) and Pavilion Partners dated December 15, 1997 (except with respect to the matter discussed in Note 11, as to which the date is December 22, 1997), and to all references to our Firm included in or made a part of this registration statement of SFX Entertainment, Inc.



/s/ ARTHUR ANDERSEN LLP
-----------------------
ARTHUR ANDERSEN LLP


Houston, Texas
February 8, 1999

                                                                   EXHIBIT 23.3




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use of our report included in this registration statement on Form S-4 and to the incorporation by reference in this registration statement on Form S-4 of SFX Entertainment, Incorporated of our report dated February 23, 1998 included in Magicworks Entertainment, Incorporated's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Form S-4.

ARTHUR ANDERSEN LLP


Miami, Florida,
 February 10, 1999.

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the combined financial statements of Deer Creek Partners, L.P. (formerly Sand Creek Partners, L.P.) and Murat Centre, L.P. dated September 29, 1997 (and to all references to our firm) included in or made a part of the Registration Statement of SFX Entertainment, Inc. on Form S-4, to be filed on or about February 12, 1999.



                                    /s/ Arthur Andersen LLP
                                   -----------------------
                                        ARTHUR ANDERSEN LLP

Indianapolis, Indiana,
February 10, 1999

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 27, 1998 on the financial statements of Riverport Performing Arts Centre, Joint Venture, as of and for the years ended December 31, 1997 and 1996, included in or made part of this Registration Statement on Form S-4.




/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP



St. Louis, Missouri
 February 12, 1999